Exhibit 99.1

China Yida Holding, Co. Announces Shareholders’ Approval of Merger Agreement

FUZHOU, China — June 28, 2016 — China Yida Holding, Co. (Nasdaq: CNYD) (the “Company”), a tourism enterprise in China, announced that at the special meeting of stockholders of the Company (the “Special Meeting”) held today, that the Company’s stockholders voted in favor of the proposal to approve the amended and restated agreement and plan of merger, dated as of April 12, 2016 (the "Merger Agreement"), between the Company and China Yida Holding Acquisition, Co., a Nevada corporation (“Acquisition”), providing for the merger of Acquisition with and into the Company (the “Merger”), with the Company surviving the Merger and becoming wholly owned by Mr. Minhua Chen and Ms. Yanling Fan (together, the “Principal Shareholders”).

The Merger Agreement was approved by 2,289,312 shares of Company common stock, present and voting in person or by proxy at the Special Meeting, representing approximately 58.48% of the outstanding shares of Company common stock present and voting in person or by proxy at the Special Meeting, satisfying the voting requirement to approve the Merger Agreement.

The parties currently expect to complete the Merger as soon as possible, subject to the satisfaction or waiver of the conditions set forth in the Merger Agreement. If completed, the Merger would result in the Company becoming a privately held company and its common stock would no longer be listed on the NASDAQ Capital Market.

About China Yida

China Yida is a tourism enterprise focused on China’s fast-growing leisure industry and headquartered in Fuzhou City, Fujian province of China. The Company provides tourism management services and specializes in the development, management and operation of natural, cultural and historic scenic sites.

China Yida currently operates the Hua’An Tulou tourist destination (World Culture Heritage), China Yunding Park (National Park), China Yang-sheng (Nourishing Life) Paradise and the City of Caves.

For further information, please contact the Company directly, or visit its Web site at http://www.yidacn.net.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained in this announcement may be viewed as "forward-looking statements" within the meaning of Section 27A of U.S. Securities Act of 1933, as amended, and Section 21E of the U.S. Securities Act of 1934, as amended. Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual performance, financial condition or results of operations of the Company to be materially different from any future performance, financial condition or results of operations implied by such forward-looking statements. Detailed information regarding factors that may cause actual results to differ materially from the results expressed or implied by statements in this press release may be found in the Company’s periodic filings with the SEC, including the factors described in the section entitled “Risk Factors” in its annual report on Form 10-K for the year ended December 31, 2015. The accuracy of these statements may be affected by a number of business risks and uncertainties that could cause actual results to differ materially from those projected or anticipated. The Company undertakes no ongoing obligation, other than that imposed by law, to update these statements.

This press release contains certain statements that may include "forward-looking statements." All statements other than statements of historical fact included herein are "forward-looking statements." These forward-looking statements are often identified by the use of forward-looking terminology such as “believe,” “expect,” “may,” “will,” “should,” “project,” “plan,” “seek,” “intend,” or “anticipate” or the negative thereof or comparable terminology, and include discussions of strategy, and statements about industry trends and the Company’s future performance, operations and products. Although the Company believes that the expectations reflected in these forward-looking statements are reasonable, they do involve assumptions, risks and uncertainties, and these expectations may prove to be incorrect. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this press release. The Company's actual results could differ materially from those anticipated in these forward-looking statements as a result of a variety of factors, including the risk factors discussed in the Company's periodic reports that have been filed with the Securities and Exchange Commission and available on the SEC's website (http://www.sec.gov). All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by these risk factors. Other than as required under the securities laws, the Company does not assume a duty to update these forward-looking statements.

Contacts:

China Yida Holding, Co.

Jocelyn Chen

Phone: +86 591 28082230

Email: jocelynchen@yidacn.net